Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AG

AMENDED AND RESTATED THIRTY- SIXTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Amended and Restated Thirty-sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The Parties entered into the Thirty-sixth Amendment to the Amended and Restated CSG Master Subscriber management System Agreement (CSG document no. 2500811) (“36th Amendment”), with an effective date as defined therein of January 7, 2013.  Upon the Effective Date of this Amendment (defined below), the Parties agree and acknowledge, the 36th Amendment shall be superseded and rendered null and void by this Amended and Restated Thirty-sixth Amendment.

CSG and Customer agree to the following as of the Effective Date (defined below):

1.  Customer desires to use and CSG agrees to provide CSG’s Recovery Management service (“Recovery Management”).  CSG will provide Recovery Management to Customer, pursuant to the terms of the Agreement and as further described in Attachment 1, attached hereto and incorporated herein by reference, and, in accordance with the terms set forth in Attachment 1

2.  Therefore, Schedule C, “Recurring Services,” of the Agreement is hereby amended by adding Recover Management, as follows:

(a)   Schedule C, “Recurring Services” of the Agreement is hereby amended by adding Recovery Management:

Recovery Management

(b)  Additionally, Schedule C-3, “Financial Services”, is hereby modified by adding Exhibit C-3(f), “Recovery Management,” attached to this Amendment at Attachment 1 and incorporated herein by reference.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.  As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which includes Exhibit C-3(f), “Recovery Management,” Schedule F, “Fees,” of the Agreement shall be amended to include the following fees for Recovery Management:

CSG SERVICES

IV. Credit Management and Collections

E.  Recovery Management

Description of Item/Unit of Measure	Frequency	Fee
Recovery Management (Note 1) (Note 2)
1.Implementation Fee, per ********** (Note 2)	*** *******	$*********
2.Data Charge Implementation Fee for up to **** ******* ******** (*******) Records from Selected Collection Agencies (Note 3) (Note 4)	*** *******	$*********
3.******* Support and Maintenance Services (Note 5)	*******	$*********

Note 1: Commencement of Recovery Management is subject to Customer having executed a Vendor Agreement.

Note 2: Implementation will be pursuant to that certain Statement of Work (CSG document no. 2500812) to be executed by the parties.

Note 3: The Data Charge Implementation Fee is for loading up to **** ******* ******** (*******) Records of Historic Data (as defined in Attachment 1) from the Selected Agencies to Vendor; Records requested by Customer in excess of **** ******* ******** (*******) will be at the rate of $**** per ********** ******.  As used herein, a “Record” consists of all Historic Data for *** (*) ********** *******.

Note 4: All Records loaded into Recovery Management must be promptly routed by Customer to the Selected Agencies.

Note 5: ******* Support and Maintenance Services Fees shall be subject to the annual adjustment to fees, pursuant to Section 5.3 of the Agreement.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP, CAO & General Counsel
Name: Michael Ciszek	Name: Joseph T. Ruble
Date: 7/12/13	Date: 16 July 2013

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Attachment 1

to the

Thirty-sixth Amendment

Exhibit C-3(f)

Recovery Management

1.  Recovery Management.  CSG will provide recovery management services ("Recovery Management") to Customer at Customer’s option.  In performance of Recovery Management, (a) CSG will facilitate the routing of certain of Customer's charged-off or selected disconnected Subscriber account data (the "Recovery Management Data") on behalf of Customer to the Selected Agencies (as defined below) on behalf of Customer, and (b) CSG shall obtain Recovery Management Data provided by such Selected Agencies for purposes of updating such Subscriber billing accounts, in each case, through a partnership with CSG's approved vendor, ******* ******** *** ("Vendor"), and Vendor's ******* ****** ********** ********* tool (the "Application") for the purpose of updating such Subscriber billing accounts.   For purposes of clarification, Vendor shall not be considered a third party beneficiary to the Agreement, as amended.

Customer acknowledges that the provision of the Recovery Management Services by CSG is contingent upon Customer having (i) license rights to the Application in place with Vendor (“Vendor Agreement”); and (ii) a separate agreement in place each of the Selected Agencies.  Customer may be liable to Vendor and the Selected Agencies for additional fees under such separate agreements, as applicable.

2.  Requirements. CSG will provide a process and environment for the transfer and integration of the Recovery Management Data to Vendor's platform via DCI (as defined below) and secure FTP ("SFTP") files, enabling Recovery Management.

The Recovery Management Data shall include (i) then-current data available from CSG's Daily Collections Interface ("DCI"), as such DCI data may be updated from time to time to include additional data, and (ii) certain additional data transmitted via CSG Vantage® Infocast ("Infocast") data files set forth in that certain Statement of Work (CSG document no. 2500812) to be executed by the parties for implementation of Recovery Management (the “SOW”).  For clarification purposes, any certain additional data transmitted via Infocast may be discontinued if such certain additional data is delivered by DCI.

Such additional data points as Customer may elect to add, from time to time, to its Recovery Management services shall be as agreed by CSG and Customer pursuant to a separate statement of work for any such implementation for which additional fees may be incurred by Customer.

The Recovery Management Data shall be transmitted to Vendor via the DCI and the Infocast data files via a SFTP on a daily basis.

CSG-approved collection agencies (the "Approved Agencies") are:

•********** ****** ** ******** ***
•****** *********** **
•****** ********** ************ ****
•********** *********** *** (*** ** *** *** *********)*
•*** ********* ******** ****
•********** ************ **** (fka ** ********** ****)
•*** *** ****** ***

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*   ********** *********** *** is an approved vendor for Recovery Management “secondary” placement services only.

While CSG has approved ***** (*) ********** ********, Customer and CSG agree that Customer shall select only up to **** (*) ("Selected Agencies"); if Customer requests implementation of any additional Approved Agencies, CSG and Customer shall enter into a separate statement of work for such implementation.

Any collection agency other than the Approved Collection Agencies ("Other Collection Agency") will need to enter into an agreement with CSG to become an Approved Collection Agency.

CSG shall have no obligation to Customer to maintain any Approved Agencies; if an agreement with any Approved Collection Agency expires or is terminated for any reason, such agency shall no longer be an Approved Agency and CSG will no longer provide Recovery Management hereunder with respect to such agency (“Terminated Agency”); provided, however, that upon knowledge by CSG, CSG shall provide Customer with written notice (email is sufficient) that any such Approved Agency shall become a Terminated Agency and the anticipated date of such change.

By execution of this Amendment, Customer authorizes CSG to provide Vendor with the Recovery Management Data in accordance with the terms of this Amendment, and agrees that following delivery to Vendor, subject to the terms of this Amendment, CSG is not responsible for Vendor's use of such Recovery Management Data under the terms of the Affiliate Addendum.  Notwithstanding the foregoing, CSG shall discontinue sending the Recovery Management Data to Vendor upon Customer’s written request (email is sufficient).

3.  Support.  CSG shall provide support for Recovery Management, and problems shall be reported and resolved, in accordance with the priority levels set forth in Section II of Schedule H of the Agreement.  CSG’s support obligations shall continue through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) such time as Customer ceases its use of Recovery Management.

In addition, CSG shall provide support for Customer's interaction with the Selected Agencies and with Vendor to obtain and load Customer's Subscribers' historic collections data currently residing with the Approved Agencies ("Historic Data") from Approved Agencies to Vendor's platform.

4.  Use of Subscriber Information.  CSG agrees that all Subscriber information and data accessed through Recovery Management is “Confidential Information” of Customer and, except as provided herein, shall be kept strictly confidential in accordance with the Agreement.

5.  Limitation of Liability.  The Parties acknowledge and agree that CSG is unable to provide Recovery Management Services without the services of the Vendor.  To the extent that damages arise as a result of the acts or omissions of the Vendor or the products or services provided by the Vendor, the following Limitation of Liability shall be applicable:

CSG SHALL NOT BE LIABLE FOR ANY DAMAGES IN ANY ACTION, WHETHER BASED ON CONTRACT, TORT OR STRICT LIABILITY, ARISING OUT OF OR IN CONNECTION WITH CSG’S PROVISION OF RECOVERY MANAGEMENT HEREUNDER, OR THE PERFORMANCE OR FAILURE TO PERFORM ANY RECOVERY MANAGEMENT SERVICES HEREUNDER, IN EXCESS OF THE FEES ACTUALLY PAID BY CUSTOMER FOR RECOVERY MANAGEMENT TO CSG DURING THE MONTH IN WHICH THE DAMAGE OR INJURY IS ALLEGED TO HAVE OCCURRED.